Exhibit 10.01

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT
WITH LIP-BU TAN
THIS THIRD AMENDMENT (this “Third Amendment”) to the Original Employment Agreement (as defined below) is made and entered into effective March 22, 2018 by and between Cadence Design Systems, Inc. (the “Company”) and LIP-BU TAN (“Executive”).
WITNESSETH
WHEREAS, the Company and Executive are parties to that certain Employment Agreement effective January 8, 2009 (the “Original Employment Agreement”) pursuant to which Executive is employed by the Company;
WHEREAS, the Original Employment Agreement was amended by the First Amendment to Employment Agreement dated May 13, 2009, and the Second Amendment to Employment Agreement dated March 1, 2010; and
WHEREAS, all terms capitalized but not defined herein shall have the meanings ascribed to them in the Original Employment Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto hereby agree as follows:
1.Section 2.1 of the Original Employment Agreement is hereby amended by replacing the first sentence thereof with “The Company shall pay Executive a base salary of Seven Hundred Twenty-Five Thousand Dollars ($725,000) per year (“Base Salary”), payable in installments in accordance with the Company’s customary payroll practices, less such deductions and withholdings required by law or authorized by Executive.”
2.    Section 2.2 of the Original Employment Agreement is hereby amended by replacing the words and numbers “one hundred percent (100%)” with “one hundred twenty-five percent (125%).”
3.    Section 4.5(a)(2) of the Original Employment Agreement is hereby amended by replacing the words and numbers “fifty percent (50%)” with “sixty-two and one-half percent (62.5%).”
4.    Section 6(a)(i) of the form of Executive Transition and Release Agreement attached as Exhibit A to the Original Employment Agreement is hereby amended by replacing the numbers “100%” with “125%.”
5.    Each of the parties hereto hereby confirms that the Original Employment Agreement, except as expressly amended by the First Amendment, the Second Amendment and this Third Amendment, remains in full force and effect.

6.    This Third Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
7.    This Third Amendment shall be governed by the laws of the State of California, without regard to its conflicts of laws principles.
IN WITNESS WHEREOF, the parties have executed this THIRD AMENDMENT on this 22nd day of March, 2018, to be effective as set forth above.

CADENCE DESIGN SYSTEMS, INC.		EXECUTIVE

By:	/s/ Christina R. Jones	/s/ Lip-Bu Tan
Name:	Christina R. Jones	Lip-Bu Tan
Title:	Senior Vice President
Global Human Resources